UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 19, 2009

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

On March 19, 2009, the Registrant changed its compensation practices to eliminate “gross-up” payments made to reimburse its chief executive officer for individual income tax incurred when a corporate aircraft is used for personal purposes as required by the Board of Directors’ security policy.  Previously, the Registrant would reimburse a portion of the tax incurred as a result of such usage.  With this change, the Registrant no longer provides tax reimbursement for perquisites to its executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: March 19, 2009	By:	/s/ Cynthia H. Haynes
Cynthia H. Haynes
Vice President and Assistant Secretary